Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of The Dolan Company (the “Company”) on Form 10-Q for the three months ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vicki J. Duncomb, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 2, 2011

By:	/s/ Vicki J. Duncomb
Vicki J. Duncomb
Vice President and Chief Financial Officer